Exhibit 10.2

LEASE

THIS INDENTURE OF LEASE (this “Lease”) is made and entered into as of this 16th day of August, 2012, by and between T.K.J. ASSOCIATES, LLC, a Connecticut limited liability company, with a place of business in the Town of Branford, Connecticut, hereinafter referred to as “LANDLORD”, and DURATA THERAPEUTICS, INC., a Delaware Corporation, with a place of business in the Town of Morristown, New Jersey, hereinafter referred to as “TENANT”.

WITNESSETH:

IN CONSIDERATION of the rent (as hereinafter defined) and covenants herein reserved and contained on the part of TENANT to be paid, performed and observed, LANDLORD does hereby lease, demise and let unto TENANT, and TENANT does hereby hire from LANDLORD upon the terms, provisions, covenants and conditions hereinafter set forth, those certain premises consisting of approximately 17,798 rentable square feet being the entire third (3rd) floor, (the “Demised Premises”) located within the building having an address of 322 East Main Street, Branford, Connecticut (the “Building”) which Demised Premises are more particularly shown and defined in Exhibit A, attached hereto and made a part hereof, (the Buildings, the parking facilities and any other improvements on the real property described in Schedule “A” attached hereto are hereinafter collectively referred to as the “Property” and are shown on the site plan attached hereto as Schedule “A-1”).

LANDLORD, at LANDLORD’S sole cost and expense, but subject to the provisions of Section 3(c) of this Lease, including architectural fees for construction drawings, shall fit up the Demised Premises all in accordance with the plans and specifications shown on Exhibit A (the “LANDLORD WORK”), entitled “Office Fit Out For DURATA THERAPEUTICS: CT HEADQUARTERS – BRANFORD RE-ISSUE DATE August 14, 2012 by Quisenberry Arcari Architects, LLC attached hereto and made a part hereof and detailed on Exhibit “A-1” being HYLWA, Inc. LEASE CONTROL ESTIMATE dated August 15, 2012 (11:55 a.m.) attached hereto and made a part hereof . LANDLORD shall Substantially Complete (as hereinafter defined) the LANDLORD WORK on or before the one hundred twentieth (I20th) day after the LANDLORD obtains building permits from the Town of Branford for all of LANDLORD’S WORK which LANDLORD shall apply for upon receipt of construction drawings and shall pursue such permits with diligence; fall execution of this Lease, which date shall be extended for delays occasioned by Unavoidable Delay as described below or the TENANT, by virtue of any of the following:

(a) TENANTS failure to furnish the plans or the information required for the preparation of the same as and when required hereby or TENANT’S request to bid or re-bid substantive costs in the LANDLORD’S WORK;

(b) TENANT’S request for or use of unique materials, finishes or installations or construction procedures which are substantially different from that shown in the space plan which TENANT has heretofore furnished LANDLORD (Exhibit “A”), or resulting in the work required by Exhibit “A” (as same may be revised from time to time) taking longer to complete under standard construction procedures (e.g., without use of overtime or additional shifts and without necessitating other measures to expedite long lead time items) than originally projected by LANDLORD when LANDLORD developed its schedule for construction of the work without the benefit of the final plan;

(c) TENANTS changes in the work or the plans (notwithstanding LANDLORD’S approval of any such changes);

(d) The interference by TENANT or TENANT’S contractors with LANDLORD WORK in or about the Premises or Building;

(e) LANDLORD’S inability to commence the LANDLORD WORK promptly due to the failure to have final plans approved by both parties for any reason other than LANDLORD’S arbitrary objections to, or disapproval of, such items or LANDLORD’S failure to promptly respond to TENANT’S submittals;

(f) any other act, omission or delay by TENANT, its agents or contractors or persons employed by any of such persons delaying substantial completion of the LANDLORD WORK. The foregoing paragraphs (a) through (f) being referred to herein as “TENANT Delay”, or

(g) any other cause beyond the reasonable control of LANDLORD, including, without limitation, strikes, lockouts, labor trouble, disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties and acts of God (“Unavoidable Delay”).

Costs associated with upgrading the lavatories within the Demised Premises to meet any code or handicap access requirements and installing the water fountain shown on Exhibit “A” shall not be included in the LANDLORD’S WORK, but shall be done at the LANDLORD’S sole cost and expense.

The date that the LANDLORD WORK is Substantially Complete shall be the “Substantial Completion Date”. LANDLORD shall notify TENANT of the Substantial Completion of the LANDLORD WORK by written notice given at least one (1) week prior to the Substantial Completion Date stated in such notice; if TENANT has not already taken possession of the Demised Premises, then LANDLORD shall deliver the Demised Premises to TENANT one (1) day following the Substantial Completion Date.

The phrase “Substantial Completion” and/or “Substantially Complete” shall mean that, with the exception of punch-list items which would not prevent the use or occupancy of the Demised Premises for TENANT’S permitted use, the LANDLORD WORK shall have been completed in accordance with the Exhibit “A” and a certificate of occupancy and/or use, or the equivalent, shall have been issued by the Town of Branford and delivered by LANDLORD to TENANT.

TENANT shall have two (2) months from the Substantial Completion Date, and delivery of the Demised Premise to TENANT, for use and occupancy of the Demised Premises without the obligation to pay rent. During this time period, TENANT shall still be obligated to pay electrical services and janitorial services for the Demised Premises.

Notwithstanding any other term or provision of this Lease to the contrary, TENANT shall, upon the signing of this Lease, be allowed access and use of so much of the second (2nd) floor of the Building shown in green and labeled “Durata Swing Space” on Exhibit “B” attached hereto and made a part hereof; provided, however, TENANT may, in its sole discretion, by written notice to LANDLORD, expand its use of the second floor to include all or any portion of the remaining area of the second floor. The period of the TENANT’S occupancy of the second floor space as described herein shall not be longer than thirty (30) days following the Substantial Completion Date and TENANT upon occupancy of the Swing Space shall pay to LANDLORD TENANT’S prorata share of utility costs which initially shall be eight percent (8%) but shall increase as TENANT occupies additional second floor space based on the rentable square footage TENANT occupies in relation to the total rentable square footage of the Building (49,561), and which includes heat and electric costs, TENANT shall also pay for its own janitorial and rubbish removal costs. TENANT shall not be responsible for any other LANDLORD costs during its occupancy of the Durata Swing Space. TENANT shall be entitled to a one (1) day extension of the second floor occupancy for every day that the Substantial Completion Date is extended beyond the one hundred twenty (120) days described in the third (3rd) paragraph of this Lease ; provided however, for every day of delay occasioned by the TENANT beyond the one hundred and twenty (120) days, as described in the third (3rd) paragraph of this Lease, TENANT shall pay LANDLORD at the per diem rate of Two Hundred Seventy Dollars ($270.00) per day plus utility costs described above for each day the second floor space is so occupied which shall be paid at the completion of the extended occupancy. In the event the Substantial Completion Date is delayed beyond the one hundred twenty (120) day period, which delay is not occasioned by the TENANT’S Delay or by Unavoidable Delay as described above, the TENANT shall have no obligation to pay the Two Hundred Seventy Dollars ($270.00) per diem described herein for each day the Substantial Completion Date is so delayed. In the event that the Substantial Completion date is extended beyond one hundred eighty (180) days after LANDLORD has obtained building permits from the Town of Branford for all of LANDLORD’S WORK which extension is not caused by a TENANT DELAY or by Unavoidable Delay, TENANT may at its option, by written notice to LANDLORD, terminate this Lease.

Except as expressly stated herein and for the obligations to pay rent with respect to the Demised Premises, all of the provisions of this Lease shall apply to TENANT’S occupancy of the second floor space.

1.	ORIGINAL TERM:

The “term” of this Lease shall consist of the Original Term, plus the Extended Term(s), if properly exercised by TENANT. The “Original Term” shall be for the period commencing one (1) day after the Substantial Completion Date and continue for five (5) years and two (2) months, plus the remainder of days between the day following the Substantial Completion Date and the first (1st) day of the full calendar month immediately thereafter.

2.	EXTENDED TERM:

TENANT shall have the option (“Renewal Option”), by giving written notice to LANDLORD at least ten (10) months prior to the expiration of the Original Term, or at least ten (10) months prior to the expiration of the first Extended Term, if applicable, to renew this Lease for two (2) additional periods of five (5) years each. Each such period shall be referred to herein as an “Extended Term” and collectively as the “Extended Terms”.

3.	RENT:

(a) The total basic annual rent payable by TENANT with respect to the Demised Premises to be leased hereunder, herein called the “basic rent” or “annual basic rent” during the first two (2) years of the Original Term is SIX HUNDRED THIRTY-SIX THOUSAND TWO HUNDRED SEVENTY-EIGHT AND 50/100 DOLLARS ($636,278.50) commencing on the first (1st) day of the full calendar month which is at least two (2) months immediately after the Substantial Completion Date, payable in monthly installments of TWENTY-EIGHT THOUSAND NINE HUNDRED TWENTY-ONE AND 75/100 DOLLARS ($28,921.75) in advance without demand on the first (1st) day of the month commencing on the first day of the full calendar month which is at least two (2) months after the commencement of the Original Term and on the first day of each month thereafter for a total of TWENTY-TWO (22) consecutive months. TENANT shall not be required to pay basic rent for a period of two (2) months from the commencement of the Original Term, Basic rent shall be paid by TENANT on a pro-rated basis for the number of days between the end of the said two (2) month period and the first day of the next full calendar month. All rent to be paid hereunder shall be due and payable within five (5) days of the due date prior to the same being a default hereunder.

The first full monthly payment of basic rent of $28,921.75 shall be due and payable upon the signing of this Lease.

For the remainder of the Original Term of this Lease, TENANT shall pay basic rent as follows:

Months 25 through 48 – Total $729,718.08 ($30,404.92/mo.)

Months 49 through 62 – Total $436,051.00 ($31,146.50/mo.)

(b) The basic rent or annual basic rent payable during each of the years of the Extended Terms, if applicable, shall be the product of 17,798 square feet and the amount equal to ninety-five percent (95%) of the fair market square footage rental for comparable buildings and space in the general shoreline area for Class A buildings, but in no event less than the basic or annual basic rent in effect for the previous lease year.

For purposes of the foregoing, “fair market square footage rental” shall be the value agreed upon by LANDLORD and TENANT, which agreement shall be in writing, by letter or otherwise, signed by both parties, not more than thirty (30) days following LANDLORD’S receipt of TENANT’S exercise of the Renewal Option. The fair rental value determination shall be made taking into account the fair market annual rental rate under new and renewal leases and amendments entered into on or about the date on which the fair rental value is being determined for space comparable to the Demised Premises in the Building and other comparable office buildings (in terms of location, age, existing improvements, services provided, and other such relevant factors, including, without limitation, normal and customary lease concessions) in the general shoreline area for Class A buildings area, taking into account a new base year for determining operating expenses, real estate taxes, construction allowances applicable to new and renewing tenants, for tenants of comparable creditworthiness as that of TENANT. The determination of the fair rental value shall take into account any material economic difference between the terms of TENANT’S lease extension and any comparison lease or amendment, such as rent abatements, length of term, tenant improvement costs and other concessions and the manner, if any, in which the LANDLORD under any such lease is reimbursed for expenses and taxes, including the applicable base year.

Subject to the terms of Subsection 3(b) above, if LANDLORD and TENANT are unable to agree within such thirty (30) day period, the fair rental value shall be determined by appraisal as provided below:

(i) Within sixty (60) days after LANDLORD receives notice of TENANT’S election to exercise the Renewal Option, LANDLORD and TENANT shall each appoint a real estate broker having at least ten (10) years brokerage experience in the Greater New Haven real estate market, and advise the other party of the identity of its broker. Within thirty (30) days following their appointment, each broker shall render an appraisal of the fair rental value of the Demised Premises for the period in question, The fair rental value shall be the amount determined by the two brokers, whose determination shall be binding and conclusive upon LANDLORD and TENANT. If the two brokers shall not agree, and the larger appraisal is not more than one hundred ten percent (110%) of the smaller appraisal, the fair rental value shall be the average of the two appraisals.

(ii) If the two brokers shall not agree and the larger appraisal is more than one hundred ten percent (110%) of the smaller appraisal, the two brokers shall appoint a mutually agreeable certified commercial appraiser having at least ten (10) years appraisal experience in the Greater New Haven real estate market, within fifteen (15) days following their failure to agree. If the two brokers cannot agree on a third broker, LANDLORD and TENANT agree to request the designation of the third broker by the then current President of the Connecticut Chapter of the Appraisal Institute of New England. Such third broker shall render an appraisal within fifteen (15) days following his/her appointment, in the same manner as the earlier appraisals. If the three brokers are unable to render a majority opinion, the fair rental value shall be the average of the three.

(iii) LANDLORD and TENANT shall pay the costs of the broker appointed by each, and shall share equally the cost of the third broker if one is appointed.

(iv) If the fair rental value for the Extended Term is not ascertained prior to the commencement of the Extended Term, the rent payable for the term of this Lease shall continue to be payable until the date when the fair rental value for the Extended Term shall have been ascertained. TENANT shall within thirty (30) days after the determination, pay to LANDLORD a sum equal to any increase in the rent from the commencement date of the Extended Term through the date of determination.

(c) LANDLORD shall be reimbursed by TENANT for all expenses, incurred by LANDLORD, for the LANDLORD WORK in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00) provided, however, that the amount of TENANT’S reimbursement excepting change orders in writing signed by both TENANT and LANDLORD shall not exceed Two Hundred Eighty Thousand Two Hundred Fifty-Seven and 21/100 Dollars ($280,257.21). Three Hundred Thousand and 00/100 Dollars ($300,000.00) of TENANT’S reimbursement may be paid by TENANT by adding to the monthly annual basic rent payment an amount that would fully amortize the amount due at nine percent (9%) annual interest over a sixty (60) month period commencing on the first (1st) day of the third (3rd) month of the Original Term of this Lease and continuing through and including the sixty-second (62nd) month of the Original Term. TENANT shall pay to LANDLORD (within ten (10) days of receipt of an invoice from LANDLORD) the difference between the amount TENANT elects to amortize by increased annual basic rent payments as described above and the total amount owed by TENANT for LANDLORD’S WORK. LANDLORD shall operate to complete all LANDLORD WORK on an “open book” basis for costs related to LANDLORD’S WORK and cooperate with TENANT, and/or that of the TENANT’S construction advisor’s reasonable requests to review bids for substantive costs in the LANDLORD’S WORK, TENANT shall have the right in its sole discretion to pay any increase directly to LANDLORD, rather than amortizing such amount as set forth above. TENANT shall notify LANDLORD of the amount it elects to pay directly to LANDLORD on or before the first day of the second full month of the lease term. In the event TENANT does not notify LANDLORD of that amount, the amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00) shall be added to the annual basic rent as provided herein.

(d) All basic rent payments are to be paid in equal monthly payments in advance, without demand, commencing as set forth above and continuing throughout the term. All other terms and conditions of this Lease shall remain as set forth herein during the Extended Term or Extended Terms.

4.	QUIET ENJOYMENT:

LANDLORD warrants and covenants with TENANT that it is the owner of the Building of which the Demised Premises are a part, that the Building and the Demised Premises are properly zoned for TENANT’S permitted use (as described in Section 17 hereof), that it has good right to lease the Demised Premises to TENANT and that it will suffer and permit TENANT (provided TENANT shall keep all of the covenants, including the covenant to pay rent on its part as herein contained) to occupy, possess and quietly enjoy said premises during the term hereof, without hindrance from LANDLORD or any person claiming by, from or under them.

5.	TENANT’S COVENANTS:

TENANT covenants with LANDLORD to pay basic rent and additional rent (collectively, the “rent”) and to keep all of its covenants as contained herein, that it will commit no waste at the Demised Premises, nor suffer the same to be committed thereon by TENANT and it will adhere to the Rules and Regulations attached hereto as Exhibit “C” as such are consistently applied by LANDLORD.

6.	TAX AND OPERATING EXPENSES:

6.1 In the event that the real estate taxes payable with respect to the Building in which the Demised Premises are located and/or on the Property on which the Building is located in any tax year in which this lease shall be in effect shall be greater than the amount of such taxes due and payable for the tax year commencing October 1, 2012, hereafter referred to as the “base year”, whether by reason of an increase of either the tax rate or the assessed evaluation or by reason of the levy, assessment or imposition of any additional tax on real estate as such not now levied, assessed or imposed or for any other reason, TENANT shall pay to LANDLORD at least thirty (30) days prior to the date on which each such tax or installment thereof shall be due and payable as Additional Rent for the lease year in which such date occurs an amount equal to thirty-five and 9/10th percent (35.9%) (“TENANT’S proportionate share”) of the difference between the amount of such tax or installment and the corresponding tax or installment paid for the base year. Taxes shall mean all taxes, assessments (general or special), levies, user fees, taxes on rental receipts or payments and other charges, which are assessed, levied or charged upon the Property, LANDLORD’S personal property, furniture, furnishings and equipment located at the Property, or against LANDLORD (other than taxes on the income of LANDLORD), and any other tax imposed on or levied against real estate or upon owners of real estate or upon any incident of ownership, use or operation of real estate, together with the reasonable costs (including fees of attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by LANDLORD in connection therewith, during the Base Year or any Computation Year or portion thereof throughout the Term. If at any time during the Term the methods of taxation prevailing at the date hereof shall be altered so that in lieu of, or in addition to, or as a substitute for, the whole or any part of the Taxes now levied, assessed or imposed, there shall be levied, assessed or imposed any other similar or dissimilar tax, levy, imposition, charge or license fee however described or imposed (“Additional Taxes”) then TENANT agrees that such Additional Taxes shall be included in the definition of Taxes. TENANT’S proportionate share shall at all times reflect the ratio between the number of rentable square feet comprising the Demised Premises (17,798) and the number of rentable square feet of the Building (49,561).

6.2 In the event the LANDLORD’S operating expenses (“Operating Expenses” or “operating expenses”) incurred in accordance with sound management practices including, but not limited to heating of the Building, property maintenance, lawn care and mowing, snow removal, insurance costs, janitorial service and utilities for common areas and building security for the Property within which the Demised Premises are located, increase beyond the operating expenses in effect for the first twelve (12) months that the TENANT occupies the Demised Premises (“base operating expenses”), TENANT shall pay to LANDLORD as Additional Rent for each subsequent twelve (12) month period an amount equal to thirty-five and 9/10th percent (35.9%) of the increases adjusted for ninety-five percent (95%) occupancy unless the Building is more than ninety-five percent (95%) occupied, in which event it shall be based on the said actual amount; Provided however, that TENANT shall pay to LANDLORD at least thirty (30) days prior to the date on which the premium or installment shall be due and payable as Additional Rent for the lease year in which such date occurs an amount equal to 100% of any premium increase for such LANDLORD’S insurance which increase is due to the occupancy of the Demised Premises by the TENANT and the use of the Demised Premises as described herein (other than with respect to the TENANT’S permitted use hereunder). In no event shall any increase hereunder be effective against TENANT as a result of an increase in LANDLORD’S said insurance, which increase is due solely to the nature of the occupancy of any other portion of the building within which the demised premises are located.

Operating expenses shall mean the total expenses incurred or paid by LANDLORD for the operation, management, maintenance, repair and replacement of the Property during the Base Year or any Computation Year or portion thereof throughout the Term, including, but not limited to:

(i) reasonable wages, salaries and benefits of all employees engaged in the physical operation, repair and maintenance of the Building, including, without limitation, Employer’s Social Security Taxes and any other taxes which may be levied on such wages and salaries, and including managing agent fees (not to exceed 5% of the gross rentals of the Building) in an amount reasonable in the New Haven, Connecticut, market area;

(ii) all supplies and materials used in the operation, repair and maintenance of the Building;

(iii) the cost of supplying electricity to common areas, water, sewer, heating, ventilating, air-conditioning and all other utilities to the Property and the Building;

(iv) the current year’s amortized amount of any capital improvements to the Building or the Property, but only to the extent that, after taking into account both the cost of the capital improvement and the reduction in Operating Expenses such capital improvements have the net result of reducing the amount of TENANT’S proportionate share of overall Operating Expenses. Such expenses may be included in Operating Expenses, as amortized over the maximum period allowed for federal income tax purposes, together with interest at the rate of ten percent (10%) per annum;

(v) the cost of all maintenance and service agreements in equipment and facilities including Common Area maintenance and upkeep;

(vi) accounting fees, including without limitation fees in connection with the determination of Operation Expenses;

(vii) insurance premiums;

(viii) the cost of general operation, repair, cleaning and maintenance of the Building and site (including garbage and refuse removal);

(ix) pest control to the extent the reason for such is not specifically attributable to any one tenant; and

(x) reserved.

Notwithstanding the foregoing, Operating Expenses shall not include: (i) brokerage fees and/or commissions, advertising expenses and expenses for leasing and renovating space for tenants; (ii) the costs incurred in connection with furnishing electricity or to any space in the Building leased to other tenants, ventilation or air-cooling for other tenants of the Building; (iii) compensation and benefits payable to employees not directly attributable to the Property, (iv) capital expenses attributable to tenant fit-up expenses or for painting, redecorating or other work which LANDLORD, at its sole expense is required to perform exclusively for TENANT or for any other tenant in leased areas of the Building; (v) off-site improvements unrelated to operation of the Property; (iv) capital expenses attributable to the expansion of Building and the Property; (vii) reserved; (viii) expenses for repairs or other work occasioned by fire, windstorm or other insured casualty; (ix) legal expenses in negotiating and enforcing the terms of any tenant lease; (x) interest and amortization payments on any mortgage or mortgages, and rental under any ground or underlying tease or leases; (xi) expenses for restoration of the Building required as a result of a condemnation; and (xii) costs incurred in performing work or furnishing services for any tenant (including TENANT), whether at such TENANT’S or LANDLORD’S expense, to the extent that such work or special service is in excess of any work or service that LANDLORD is obligated to furnish to TENANT at LANDLORD’S expense.

Notwithstanding the foregoing, LANDLORD hereby covenants and agrees that TENANT’S proportionate share of the increase in controllable Operating Expenses shall not exceed in any one year an amount which would cause an increase in TENANT’S proportionate share of the increase in controllable Operating Expenses to exceed five percent (5%), over TENANT’S proportionate share of the increase in controllable Operating Expenses payable in the immediately preceding year on a yearly basis. For purposes of this Section 6, controllable Operating Expenses shall mean all of LANDLORD’S operating expenses other than for taxes, insurance, and snow and ice removal.

As soon as is practical following the end of each twelve (12) month period (but in no event later than four (4) months from the end of each twelve (12) month period, LANDLORD shall furnish TENANT with a statement showing the increase in operating expenses for the Property over the base operating expenses and calculating TENANT’S proportional share at thirty-five and 9/10th percent (35.9%)(the “Annual Expense Reconciliation”). Each Annual Expense Reconciliation must reconcile (and provide supporting documentation for) the aggregate of all payments made by TENANT in the applicable year of the term in question with TENANT’S proportionate share thereof. Any amount due to LANDLORD shall be paid by TENANT within thirty (30) days after TENANT’S receipt of the Annual Expense Reconciliation; any surplus due to TENANT shall be applied by LANDLORD against the next accruing monthly installment(s) of rent due hereunder. If the Term has expired or has been terminated, TENANT shall pay the balance due to LANDLORD or, alternatively, LANDLORD shall refund the surplus to TENANT, whichever the case may be, within thirty (30) days after TENANT’S receipt of the Annual Expense Reconciliation.

TENANT will have the right, during normal business hours and upon no less than five (5) days prior written notice to LANDLORD, to examine LANDLORD’S books and records related to operating expenses and taxes for the Building and the Property for the purpose of confirming any increase in the base operating expenses and/or Taxes. Any overpayment by TENANT shall be immediately returned to TENANT by LANDLORD, or at TENANT’S sole election, TENANT may offset such amount against the net installment of rent due hereunder. In the event such overpayment is in an amount greater than ten percent (10%) of the amount of TENANT’S proportionate share of the increase in operating expenses and/or Taxes paid in such year, then LANDLORD shall also reimburse TENANT for the reasonable third-party costs associated with TENANT conducting said audit of LANDLORD’S books and records.

TENANT shall be responsible for and shall pay when due any and all taxes attributable to leasehold improvements made by TENANT at its expense.

All payments of additional rent shall be due and payable within thirty (30) days of the date LANDLORD submits an invoice for such additional rent.

In the event TENANT fails to pay the taxes attributable to TENANT’S leasehold improvements, LANDLORD may pay such taxes and add the amount so paid to the next month’s rent accruing hereunder. LANDLORD shall have the right to collect the same from TENANT as additional rent and LANDLORD shall have the same remedy for the non-payment thereof as for the non-payment of rent as herein provided.

7.	TENANT’S OBLIGATION TO REPAIR AND MAINTAIN AND TO REPAIR BROKEN GLASS AND WINDOWS; LANDLORD’S MAINTENANCE OBLIGATIONS

(a) TENANT agrees that from and after the date that possession of the Demised Premises is delivered to TENANT, and until the end of the term hereof, it will, at its own expense, repair and replace all broken glass, plate glass windows, doors, light fixtures and light bulbs in the Demised Premises and will keep neat and clean and maintain in good order, condition and repair, the Demised Premises and every part thereof, including all non-structural interior walls, floor coverings, ceilings, signage installed at TENANT’S expense, all interior wiring and interior building appliances (other than heating, ventilation, and air conditioning units/systems which shall be the LANDLORD’S responsibility as set forth below). TENANT further agrees that the Demised Premises, shall be kept in a clean, sanitary and safe condition in accordance with the laws of the State of Connecticut and ordinances of the Town of Branford, and in accordance with all directions, rules and regulations of the Health Officer, Fire Marshall, Building Inspector, and other proper officers of the governmental agencies having jurisdiction thereover.

(b) Throughout the term, and in a commercially reasonable time period, LANDLORD shall make all repairs and replacements to the exterior and interior structure of the Building, including the roof, exterior walls and windows, bearing walls, signage (except as excluded above), support beams, foundation, columns, heating, ventilation, and air conditioning systems within the Building, including the Demised Premises, all plumbing and sewage facilities within Building, including the Demised Premises, and lateral support to the Building and the Demised Premises and the common areas; provided however if any such repair or replacement is caused by the wrongful action or negligence of TENANT, its employees, contractors or agents, TENANT shall reimburse LANDLORD for the reasonable documented third-party cost of such repairs or replacement.

8.	ALTERATIONS:

TENANT shall not make any alterations, improvements and/or additions to the Demised Premises without first obtaining, in each instance, the written consent of LANDLORD, which consent LANDLORD agrees will not be unreasonably withheld, conditioned or delayed. LANDLORD shall reply in writing within fifteen (15) days of TENANT’S written request to make any such alterations, improvements and/or additions or such request shall be deemed approved hereunder. All alterations, improvements and/or additions shall be made in accordance with all applicable laws, building codes and ordinances, in a good and workmanlike manner. Any and all alterations, additions and improvements, which may be made or installed by TENANT upon the Demised Premises and which in any manner are attached to the floors, walls or ceilings (including, without limitation, any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor) shall remain upon the Demised Premises at the expiration or earlier termination of this Lease or, at the option of the LANDLORD, be removed from the Demised Premises. However, the usual trade fixtures and furniture which may be installed in the Demised Premises prior to or during the term hereof at the cost of TENANT may be removed by TENANT from the Demised Premises upon the expiration or earlier termination of this Lease. Further, subject to reasonable wear and tear, TENANT covenants and agrees, at its own cost and expense, to repair any and all damage to the Demised Premises resulting from or caused by such removal or the removal of all items and materials designated by LANDLORD, LANDLORD shall, upon approving any alterations, improvements and/or additions requested by TENANT, advise TENANT at the time of giving such approval, as to whether the LANDLORD will require such alterations, improvements and/or additions to be removed upon expiration of the Lease.

9.	INDEMNITY AND INSURANCE:

(a) TENANT agrees to indemnify and save harmless LANDLORD from and against all claims of whatever nature arising from any act, omission or negligence of TENANT, or TENANT’S contractors, licensees, agents, servants, or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person occurring during the term hereof in or about the Demised Premises (excluding the Property), except for any accident, injury or damage caused by the gross negligence or willful misconduct of LANDLORD, its agents, employees or contractors. This indemnity and hold harmless agreement shall include indemnity against all reasonable costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the legal defense thereof.

(b) LANDLORD agrees to indemnify and save harmless TENANT from and against all claims of whatever nature arising from any act, omission or negligence of LANDLORD, or LANDLORD’S contractors, licensees, agents, servants, or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person occurring during the term hereof in or about the Property, except for any accident, injury or damage caused by the gross negligence or willful misconduct of TENANT, its agents, employees or contractors. This indemnity and hold harmless agreement shall include indemnity against all reasonable costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the legal defense thereof.

(c) TENANT agrees to maintain in full force and effect during the term hereof. All Risk property insurance covering TENANT’S personal property, commercial general liability insurance and workers’ compensation insurance. LANDLORD shall be named as additional insured to the general liability insurance. The minimum limits of liability of such insurance shall be One Million Dollars ($1,000,000.00) per occurrence / Two Million Dollars ($2,000,000,00) policy aggregate. TENANT shall endeavor to provide thirty (30) days’ notice of cancellation to LANDLORD and LANDLORD’S designees. A Certificate of Insurance evidencing coverage shall be delivered to LANDLORD upon request.

Each insurance policy to be maintained by TENANT as above provided shall be issued by an insurance company licensed and qualified under the laws of the State of Connecticut.

In the event TENANT fails to maintain the insurance coverage described above, LANDLORD may procure the same and pay the premiums and add the amount of such premiums so paid to the next month’s rent accruing hereunder, and LANDLORD shall have the right to collect the same from TENANT as additional rent, and LANDLORD shall have the same remedy for the nonpayment thereof as for the non-payment of basic rent as herein provided.

Except as otherwise provided herein, it is understood and agreed that TENANT assumes all risk of damage to its own property and business arising from any cause whatsoever, including, without limitation, loss by theft, fire, water damage or otherwise: TENANT shall procure in its own name any insurance desired by TENANT to cover loss or damage to its own property and business.

Insofar as and to the extent that the following provision may be effective without invalidating or making it impractical to secure insurance coverage obtainable from responsible insurance companies doing business in the State of Connecticut (even through extra premium may result therefrom), LANDLORD and TENANT mutually agree that with respect to any loss which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

TENANT covenants and agrees that it will not do or permit anything to be done in or upon the Demised Premises or bring in anything or keep anything therein, which shall increase the rate of insurance on the Demised Premises or on the Building or other portion of the Building within which the Demised Premises are located above the standard rate on the Demised Premises and the Building. TENANT farther agrees that in the event it shall do any of the foregoing, it will promptly pay to LANDLORD on demand any such increase resulting therefrom, which shall be due and payable as additional rent hereunder and LANDLORD shall have the same remedy for the non-payment thereof as for the non-payment of basic rent as herein provided.

The provisions of this paragraph shall apply during the whole of the term hereof including the temporary occupancy of the second floor space by TENANT, and if permission is given to TENANT to install fixtures or make improvements prior to the commencement of the term hereof, the provisions shall also apply at all times prior to the commencement of the term hereof.

(d) LANDLORD agrees to maintain in full force and effect during the term hereof, All Risk property and commercial general liability insurance covering the Building. The All Risk property insurance policy shall cover all structures and improvements for full replacement value, with replacement cost endorsement, above foundation walls. The commercial general liability insurance shall insure against claims for bodily injury and property damage occurring in or about the Building. Such insurance may be included in blanket policies carried by LANDLORD so long as such blanket policies do not reduce the amount of insurance available to pay any claim with respect to the Building.

10.	TENANT’S RISK:

TENANT agrees to use and occupy the Demised Premises and to use such other portions of the Property within which the Demised Premises are located as it is herein given the right to use at its own risk; and that LANDLORD shall have no responsibility or liability for any loss or damage of any nature whatsoever, including, but not limited to loss or damage to fixtures or other personal property of TENANT, except for any loss or damage caused by LANDLORDS failure to adhere to the provisions hereof or by the gross negligence or willfull misconduct of LANDLORD, its agents, employees or contractors.

11.	DAMAGE CAUSED BY OTHER TENANTS:

TENANT agrees that LANDLORD shall not be responsible or liable to TENANT, or to those claiming by, through or under TENANT, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Demised Premises, or otherwise, or for any loss or damage resulting to TENANT or those claiming by, through or under TENANT, or its or their property, including, but not limited to claims arising from the bursting, stopping or leaking of water, gas or sewer pipes, unless such damage is caused by LANDLORD’S failure to adhere to the provisions hereof or by the gross negligence or willful misconduct of LANDLORD, its agents, employees or contractors.

The provisions of this paragraph shall apply during the whole of the term hereof, and if permission is given to TENANT to install fixtures prior to the commencement of the term hereof, the provisions shall also apply at all times prior to the commencement of the term hereof.

12.	LANDLORD’S ACCESS TO PREMISES & TENANT’S REPAIRS:

Upon twenty-four (24) hours prior notice to TENANT, except when emergency repairs are necessitated, LANDLORD shall have the right to enter upon the Demised Premises at all reasonable hours for the purpose of inspecting or of making repairs to the same; provided, that, at its election, TENANT shall have a representative present during any such entry by LANDLORD. If repairs are required to be made by TENANT pursuant to the terms hereof, LANDLORD may demand that TENANT make the same forthwith, and if TENANT refuses or neglects to commence such repairs and complete the same within thirty (30) days after such demand, or within such longer time as is reasonably required under the circumstances, LANDLORD may (but shall not be required so to do) make or cause such repairs to be made and shall not be responsible to TENANT for any loss or damage that may accrue by reason thereof. If LANDLORD makes or causes such repairs to be made, TENANT agrees that it will forthwith, on demand, pay to LANDLORD the reasonable cost thereof as additional rent with the next month’s rent, and if it shall default in such payment, LANDLORD shall have the same remedy for the non-payment thereof as for the non-payment of basic rent as herein provided. For a period commencing nine (9) months prior to the termination of the Original Term and any Extended Term of this Lease, during TENANT’S normal business hours and upon twenty-four (24) hours’ prior notice LANDLORD may have reasonable access to the Demised Premises for the purpose of exhibiting the same to prospective tenants or purchasers at its election, TENANT may have a representative present provided such representative shall not interfere with or participate in any way with LANDLORD’S discussions with the prospective tenant or purchaser.

13.	DAMAGE TO DEMISED PREMISES COVERED BY INSURANCE:

In the event of fire or other casualty occurring after the commencement of the term of this Lease and prior to the expiration or earlier termination of the term hereof and resulting in damage or destruction to the Demised Premises, and provided that such fire or other casualty is covered by insurance carried, or required to be carried, by LANDLORD hereunder, LANDLORD shall, at its cost and expense, promptly proceed to restore, repair, replace and rebuild so much of the Demised Premises, excluding TENANT’S fixtures, to substantially the condition existing immediately prior to such damage or destruction (subject, however, to zoning laws and building codes then in existence), but LANDLORD shall not be responsible for delay which may result from any cause beyond the reasonable control of LANDLORD. In the event LANDLORD does not, within sixty (60) days of any casualty, notify TENANT that LANDLORD will completely restore the Demised Premises within one hundred eighty (180) days thereafter, or if LANDLORD so notifies TENANT and fails to deliver the Demised Premises fully restored (as evidenced by a certificate of occupancy issued by the Town of Branford), within such one hundred eighty (180) day period, then TENANT shall have the right, in its sole discretion, to terminate this Lease upon thirty (30) days’ written notice to LANDLORD.

In the event that the Demised Premises shall be damaged or destroyed by fire or other casualty or happening, this Lease shall continue in effect. However, the rent payable hereunder shall entirely abate in the event the Demised Premises are totally or substantially destroyed, or so damaged as to be substantially or wholly untenantable, or abate proportionately according to the extent of the injury or damage in case the Demised Premises are partially damaged or rendered partially untenantable, until the Demised Premises shall have been restored in accordance with the requirements of the immediately preceding paragraph. If twenty-five percent (25%) or more of the Demised Premises shall be damaged or destroyed by fire or other casualty, TENANT shall have the right in its sole discretion to terminate this Lease upon written notice to LANDLORD.

14.	DAMAGE TO DEMISED PREMISES NOT COVERED BY INSURANCE:

If, as the result of a risk not covered by the forms of hazard insurance carried or required to be carried by LANDLORD the Demised Premises are damaged, LANDLORD shall promptly restore the Demised Premises, to the extent originally constructed by LANDLORD, to substantially the condition thereof at the time of such damage, unless LANDLORD, promptly after such loss, gives notice to TENANT of LANDLORD’S election not to restore the Demised Premises. If LANDLORD shall give such notice then this Lease shall terminate as of the date of such casualty with the same force and effect as if such date were the date originally established as the expiration date hereof. In the event that the Demised Premises shall be damaged and LANDLORD elects to restore the Demised Premises, this Lease shall continue in effect. However, the rent payable hereunder shall entirely abate in the event the Demised Premises are totally or substantially destroyed, or so damaged as to be wholly untenantable, or abate proportionately according to the extent of the injury or damage in case the Demised Premises are partially damaged or rendered partially untenantable, until the Demised Premises shall have been restored in accordance with the requirements of the immediately preceding paragraph. In the event that any such damage or destruction affects twenty five percent (25%) or greater of the area of the Demised Premises or the parking areas which reduces the number of parking spaces below the four (4) spaces per 1000 square feet of rentable space in the Building, regardless of LANDLORD’S election to restore the Demised Premises, TENANT shall have the right to terminate this Lease upon written notice to LANDLORD, within ten (10) calendar days of LANDLORD’S notice to TENANT of LANDLORD’S election to rebuild.

15.	ASSIGNMENT OR SUBLETTING BY TENANT:

TENANT may not assign this Lease or sublet the Demised Premises without the prior written permission of LANDLORD. LANDLORD shall reply in writing within fifteen (15) days of TENANT’S written request to assign this Lease or sublet the Demised Premises or such request shall be deemed approved hereunder. The written permission of LANDLORD pursuant to this paragraph shall not be unreasonably withheld, conditioned or delayed.

Unless LANDLORD and TENANT agree to the contrary in writing, in the event of an assignment of this Lease, TENANT shall remain liable for the performance of all TENANTS obligations pursuant to this Lease.

Should any subletting or assignment result in the receipt by TENANT of any amounts in excess of the amounts due to LANDLORD pursuant to the terms of this Lease, including but not limited to annual basic rent or additional rent, TENANT shall pay or cause to be paid to LANDLORD fifty percent (50%) of such increase or increases, after TENANT deducts all reasonable costs associated with finding, securing and placing any subtenant(s) or assignee(s).

16.	CONDEMNATION AND EMINENT DOMAIN:

It is expressly agreed that if the entirety of the Demised Premises shall be taken by public or quasi-public authority under the power of eminent domain or condemnation or so much of the Demised Premises shall be so taken such that the remaining area of the Premises shall not be reasonably sufficient for TENANT to continue feasible operation of its business, this Lease shall terminate on the date of such taking and the rights of TENANT shall forthwith cease, with rent to be apportioned as of the date of such taking. Out of any award for any taking of LANDLORD’S interest in the Demised Premises, in condemnation proceedings or by right of eminent domain, LANDLORD shall be entitled to receive and retain the amounts awarded for such Demised Premises and for LANDLORD’S business losses. TENANT shall be entitled to receive and retain any amounts which may be specifically awarded to it in any such condemnation proceedings, because of the taking of its trade fixtures or furniture and its leasehold improvements, relocation expenses and any other damages allowed by law provided the same does not diminish the LANDLORD’S award. In the event of any taking of the Demised Premises which does not cause this Lease to be terminated, the rent shall be abated in the same proportion that the Demised Premises have been reduced in area. If twenty-five percent (25%) or more of the Demised Premises or parking areas which reduces the number of parking spaces below the four (4) spaces per 1000 square feet of rentable space in the Building shall be condemned or taken by eminent domain, TENANT shall have the right in its sole discretion to terminate this Lease upon written notice to LANDLORD.

17.	USE OF DEMISED PREMISES:

TENANT shall use and occupy the Demised Premises for general office related purposes excluding specifically but not limited to all laboratory uses.

18.	REGULATIONS – ENVIRONMENTAL:

TENANT acknowledges that there are certain federal, state and local laws, regulations and guidelines now in effect, and that additional laws, regulations and guidelines may hereafter be enacted, relating to or affecting the Demised Premises, concerning the impact on the environment of land use, the maintenance and operation of structures and the conduct of business including the use, analysis, production, storage, sale, disposal or transportation of any “hazardous materials”, “hazardous waste” or “hazardous substances” (collectively “Hazardous Substances”) as those terms are defined in such laws, regulations or guidelines (collectively “Environmental Laws”). TENANT shall, at its sole cost and expense, comply with all such Environmental Laws in connection with its use of the Demised Premises, and shall not cause, or permit to be caused by any of TENANTS employees or contractors, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment in violation of the Environmental Laws. Any violation of this covenant shall be an event of default under this Lease (but shall be subject to the notice and cure rights set forth herein).

Other than commonly used cleaning materials, TENANT shall not generate, store or dispose of any Hazardous Substances in or on the Demised Premises, the Building or the Property. TENANT shall not take any remedial action in response to the presence or release of any Hazardous Substances on or about the Demised Premises, the Building or the Property without first giving written notice of the same to LANDLORD. TENANT shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Substances in any way connected with the Property without LANDLORD’S prior written consent, which consent may be withheld or conditioned in LANDLORD’S sole and absolute discretion, and without affording LANDLORD the opportunity to participate in any such proceedings.

All costs and expenses incurred by LANDLORD in connection with any environmental audit shall be paid by LANDLORD (and shall not be included in Operating Expenses), except that if any such environmental audit shows that TENANT has failed to comply with the provisions of this Lease, or that the Property (including surrounding soil or any underlying or adjacent groundwater) has become contaminated due to the operations or activities in any way attributable to TENANT, then all of the costs and expenses of such audit shall be paid by TENANT on demand, as Additional Rent.

TENANT shall immediately notify LANDLORD upon receipt by TENANT of any “notice”, as hereinafter defined, of any violation of the Environmental Laws. “Notice” shall mean any summons, citation, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from any state or federal environmental agency or other federal, state or local agency or authority or any other entity or any individual, concerning any intentional or unintentional act or omission which has resulted or which may result in the releasing of Hazardous Substances into the waters or onto land in the State of Connecticut, from or on the Demised Premises, the Building or the Property or any portion thereof, and shall include the imposition of any lien on the Demised Premises, the Building or the Property or any portion thereof, pursuant to Environmental Laws or any violation of federal, state or local environmental laws, ordinances, rules, regulations, government actions, orders or permits, or any knowledge, after due inquiry and investigation, or of any facts which could give rise to any of the above.

In the event of any breach of this Article 18 by TENANT, TENANT agrees to defend, indemnify and hold harmless LANDLORD, its successors and assigns from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys’ fees and expenses), civil and/or criminal penalties, causes of action, suits, claims, demand or judgments of any nature arising out of or in connection with (i) the release of Hazardous Substances from the Demised Premises or from any property of TENANT located on or in the Building or in the Property; (ii) any failure by TENANT to comply with the terms of any order issued by any state, federal or local environmental protection agency or any other federal, state or municipal department or agency having regulatory authority over environmental matters, with regard to the Demised Premises, the Building or the Property relating to TENANT’S use thereof; and (iii) any lien or claim imposed under any Environmental Laws resulting from a failure of TENANT to comply with the terms hereof. The provisions of this Section 18 shall survive the expiration or earlier termination of this Lease.

In the event TENANT fails to comply with the requirements of any of the Environmental Laws, it shall be deemed an Event of Default of this Lease and LANDLORD may, at its election, but without the obligation so to do, give such notices or cause such work to be performed at the Demised Premises, the Building or the Property or to take any and all other actions as LANDLORD deems necessary, as shall cure said failure of compliance and any amounts paid as a result thereof, together with interest thereon, at the Default Interest Rate, for any period during which there is such an Event of Default, from the date of payment by LANDLORD, shall be immediately due and payable by TENANT to LANDLORD and until paid shall be considered Additional Rent.

Except as such shall be attributable to TENANT, LANDLORD agrees to defend, indemnify and hold harmless TENANT, its successors and assigns from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys’ fees and expenses), civil and/or criminal penalties, causes of action, suits, claims, demand or judgments of any nature arising out of or in connection with (i) the presence of any Hazardous

Substances on or in the Property, or the release of Hazardous Substances therefrom or from any property of LANDLORD located on or in the Building or in the Property; (ii) any failure by LANDLORD to comply with the terms of any order issued by any state, federal or local environmental protection agency or any other federal, state or municipal department or agency having regulatory authority over environmental matters, with regard to the Demised Premises, the Building or the Property; and (iii) any lien or claim imposed under any Environmental Laws. The provisions of this Section 18 shall survive the expiration or earlier termination of this Lease.

19.	SECURITY:

As security for the performance of all TENANT’S obligations pursuant to this Lease, TENANT shall, upon the execution of this Lease, provide to LANDLORD an irrevocable letter of credit from a bank licensed to do business in the State of Connecticut mutually acceptable to both LANDLORD and TENANT in the amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00); provided however, that, unless Tenant pays the cost of any additional work directly to the LANDLORD pursuant to the terms hereof, the amount of the letter of credit shall be increased by or an additional letter of credit provided to LANDLORD in the amount of the cost of the LANDLORD’S WORK in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00). In the event the amount of the letter of credit is so increased or provided at the end of each twelve (12) month period during which rental payments, including the amortization amount described above, are made the letter of credit shall be reduced by an amount equal to the amount by which the expense for the LANDLORD’S WORK in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00) has been reduced.

Provided the TENANT is not in default of the terms and conditions of this Lease, the letter of credit may be reduced to One Hundred Thousand and 00/100 Dollars ($100,000.00) at the time of the payment of the monthly payment for the thirty-ninth (39th) month.

In the event of a bona fide sale of the Demised Premises, TENANT shall terminate the letter of credit previously provided to the LANDLORD and shall provide the letter of credit to the purchaser of the Demised Premises.

20.	SIGNS:

TENANT further covenants and agrees with LANDLORD not to place, or permit to be placed, any signs, advertising display material, antennas or mechanical devises or any other items on the exterior of the building, sidewalk or property adjoining said Demised Premises in which said Demised Premises are located, except as provided or authorized in writing by LANDLORD and as allowed by local zoning and building ordinances. LANDLORD shall provide, at no cost to TENANT, a building lobby sign, and if requested by TENANT, the LANDLORD shall consent (which consent shall not be unreasonably withheld, conditioned or delayed) to the placement, at TENANT’S cost, of a sign, the location size and design shall be subject to the LANDLORD’S approval, on the exterior of the building. LANDLORD shall make space available on the outside monument sign located on the Property for TENANT to display its name, which name signage shall be at TENANT’S sole expense.

21.	COSTS OF LANDLORD TO ENFORCE LEASE:

TENANT covenants that in the event LANDLORD is required to employ an attorney in order to enforce any provision of this Lease, TENANT shall pay reasonable attorneys’ fees and all other costs of collection and/or defense.

22.	MAINTENANCE:

LANDLORD, will provide all exterior maintenance, including, but not limited to, painting, cleaning, the cutting of the grass and maintenance of other landscaping, snow plowing, sanding, and removal of snow from adjacent sidewalks. LANDLORD shall also provide cleaning, janitorial services elevator maintenance and security to the common areas of the interior of the building. LANDLORD shall maintain the grounds and common areas to the standard of other Class A facilities in the shoreline area market; common area cleaning to be done no less than twice weekly and snow removal to be done by 8:30 a.m. or within two (2) hours of the conclusion of the snow fall, whichever is later.

23.	RECORDING:

TENANT covenants that in the event this Lease is recorded upon the Land Records of the Town of Branford by TENANT, it shall become null and void at the option of LANDLORD.

24.	NOTICE OF LEASE:

The parties agree to execute and acknowledge, at the TENANT’s request, a memorandum with respect to this Lease sufficient for recording in accordance with the statutes of the State of Connecticut which TENANT may record, at its sole cost and expense. LANDLORD and TENANT further agree that, at the request of either party, the parties shall execute a memorandum setting forth the actual commencement and expiration dates of this Lease.

25.	PARKING FACILITIES:

LANDLORD agrees that TENANT, during the term hereof, shall have the non-exclusive right in common with other occupants of the Buildings to utilize the parking adjacent to the Buildings, in conjunction with its use of the Demised Premises; provided, that LANDLORD hereby covenants and agrees that at all times TENANT shall have access to no less than seventy-two (72) parking spaces on a non-exclusive basis. LANDLORD shall have the right, to be exercised reasonably, to designate from time to time and to change from time to time the location and direction of such parking lanes and facilities and to reasonably designate parking areas to be utilized by TENANT, so long as TENANT’s use of the parking areas is not diminished or materially restricted.

26.	TENANTS UTILITIES:

LANDLORD, prior to delivery of the Demised Premises to TENANT, shall provide and ensure, at its own cost and expense, that the Demised Premises have been separately metered for electric service. All telecommunication and data connections shall be obtained by TENANT at its sole cost and expense. TENANT shall apply for, obtain in its own name and at its sole cost and expense, all electricity that TENANT desires or requires, including but not limited to electricity to operate the air conditioning for the third (3rd) floor. LANDLORD shall provide, at its sole cost and expense, all heat and water. Heat is provided from 7 a.m. to 6 p.m. during business days and from 8 a.m. to 1 p.m. on Saturdays (“Building Hours”). At all other times, heat is provided at reduced temperatures. If TENANT desires heat outside Building Hours (such period referred to herein as “Extra Hours”), LANDLORD will provide heat to TENANT during such Extra Hours free of charge provided that TENANT’s request for Extra Hours heat is received by LANDLORD twenty four (24) hours in advance of the commencement of such Extra Hours heat; provided TENANT’s requests are commercially reasonable. TENANT shall provide janitorial service for the Demised Premises at its sole cost and expense.

27.	MECHANIC’S LIENS:

TENANT shall not suffer or permit any liens to stand against the Demised Premises or any part thereof by reason of any work, labor, services or materials done for, or supplied to, or claimed to have been done for, or supplied to, TENANT or anyone holding the Demised Premises or any part thereof through or under TENANT. If such lien shall at any time be filed against the Demised Premises, TENANT shall cause the same to be discharged of record within ninety (90) days after the date of filing the same, by either payment, deposit or bond. If TENANT shall fail to discharge any such lien within such period, then, in addition to any other right or remedy of LANDLORD, LANDLORD may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due by deposit in court or bonding, and/or LANDLORD shall be entitled, if LANDLORD so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid or deposited by LANDLORD for any of the aforesaid purposes, and all legal and other expenses by LANDLORD, including reasonable attorney fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the then maximum legal rate per annum from the date of payment or deposit, shall become due and payable forthwith by TENANT to LANDLORD, or, at the option of LANDLORD, shall be payable by TENANT to LANDLORD as additional rent and LANDLORD shall have the same remedy for the non-payment thereof as for the non-payment of basic rent as herein provided.

LANDLORD hereby gives notice to all persons who may furnish labor or material to TENANT at the premises that LANDLORD does not consent to the filing of any mechanic’s or materialmen’s liens against LANDLORD’s estate in the premises, and that all persons furnishing labor or materials shall look only to the credit of TENANT and such security as TENANT may furnish for the payment of all such labor and materials.

28.	SUBORDINATION AND ESTOPPEL CERTIFICATES:

28.1 This Lease is and shall be subject and subordinated to the lien of any mortgage or mortgages on or affecting the Demised Premises, or any part thereof, at the date hereof, and to any mortgage or mortgages hereafter made affecting the Demised Premises or the land and buildings of which the Demised Premises are a part, and to all renewals, modifications, consolidations, replacements, or extensions thereof, irrespective of the time of recording such mortgage. LANDLORD shall use its best efforts to obtain within thirty (30) days from the date hereof, from its current lender, and from any future lender or other party in question, a written undertaking, in favor of TENANT to the effect that such lender or other party will not disturb TENANT’s right of possession under this Lease if

TENANT is not then or thereafter in breach of any covenant or provision of this Lease. The provisions of this subordination shall be self-operative, but if confirmation of this subordination shall, for any reason be necessary, at LANDLORD’s request, TENANT shall execute and deliver such further instruments as may be reasonably desired in confirmation of such subordination. The foregoing provisions of this paragraph are expressly conditioned, with respects to any mortgage placed hereafter, upon any such fee mortgagee executing and delivering to TENANT an agreement, pursuant to which such fee mortgagee shall agree that the leasehold estate granted to TENANT hereunder and the rights of TENANT pursuant to this Lease to quiet and peaceful possession under this Lease will not be terminated, modified, affected or disturbed by any action which any such mortgagee may take to foreclose any such fee mortgage or to enforce the rights or remedies of the holder thereof, so long as an event of default shall not have occurred under this Lease and TENANT shall pay the basic rent, and additional rents, within the applicable grace periods without offsets or defenses thereto, except as otherwise herewith expressly set forth, and shall fully perform and comply with all terms, covenants, conditions and provisions of this Lease on the part of TENANT hereunder to be performed or complied with and shall attorn to such fee mortgagee.

28.2 TENANT shall, within fifteen (15) days of written request by LANDLORD, execute and deliver to LANDLORD a written declaration in recordable form: (i) ratifying this Lease; (ii) expressing the commencement and termination dates thereof; (iii) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); and stating; (iv) that all conditions under this Lease to be performed by LANDLORD have been satisfied: (v) that there are no defenses or offsets against the enforcement of this Lease by the LANDLORD or stating those claimed by TENANT; (vi) the amount of advanced rental, if any (or none if such is the case) paid by TENANT; (vii) the date to which rental has been paid; (viii) the amount of security deposited with LANDLORD (or none if such is the case); (ix) that TENANT has no options or rights of first refusal to purchase the Building or any part of the premises of which it is a part; (x) that no actions are pending against the TENANT under the bankruptcy laws of the United States or any state thereof; (xi) that TENANT has not sublet the leased premises and has not assigned any of its rights under the Lease and, if not, to state relevant information; (xii) to the best of TENANT’s knowledge, the use, maintenance or operation of the leased premises complies with all environmental laws; (xiii) such other statements and matters as may be relevant to this Lease. Such declarations shall be executed and delivered by TENANT from time to time as may be requested by LANDLORD. LANDLORD’s mortgage lenders and/or purchasers shall be entitled to rely upon the same. LANDLORD shall reimburse TENANT for its reasonable legal expenses associated with reviewing any estoppel or similar document presented by the LANDLORD or any such lender in excess of one such declaration per twelve (12) month period.

29.	DEFAULTS:

If (1) TENANT defaults in the payment of any rent or any additional charges or rent and such default continues for ten (10) days after written notice from LANDLORD or its agent, or (2) TENANT defaults in fulfilling any of the covenants or agreements of this Lease on its part to be kept or performed and such default is not cured or commenced to be cured (and diligently prosecuted to completion) within thirty (30) days after written notice from LANDLORD or its agent (which period shall be extended provided TENANT has commenced a cure to such breach and is diligently pursuing the same to completion, but needs more than thirty (30) days to complete such cure), or (3) if this Lease be transferred to or devolve upon any person or corporation other than TENANT, except as may be specifically permitted by this Lease, then and in any of such events, LANDLORD, or its agent, may give TENANT a written notice specifying a day not less than thirty (30) days thereafter whereupon the term shall end, and on the day specified the term of this Lease shall expire as if that day were the day herein fixed for the expiration of the term, and TENANT shall then quit and surrender the Demised Premises to LANDLORD and TENANT shall remain liable as hereinafter provided. LANDLORD and TENANT agree that LANDLORD shall not be required to give TENANT notice of default in the timely payment of rent more than twice in any calendar year during the term of this lease and that after having given such notice on two occasions in any calendar year, LANDLORD may declare TENANT in default hereunder without the requirement of further notice in the same calendar year. All rent to be paid hereunder shall be due and payable within five (5) days of the due date prior to the same being a default hereunder.

30.	ABANDONMENT:

If the term of this Lease shall be terminated by LANDLORD, then LANDLORD may re-enter the Demised Premises and remove TENANT or its legal representatives or other occupant by summary proceedings or otherwise and TENANT waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

31.	RE-ENTRY:

In case of any such re-entry, expiration and/or dispossess by summary proceedings or otherwise, the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess, and/or expiration, together with such expenses as LANDLORD may incur for brokerage and/or putting the Demised Premises in good order, or for preparing the same for re-rental. LANDLORD may relet the premises or any part or parts thereof, either in the name of LANDLORD or otherwise, for a term or terms which may at LANDLORD’s option be less than or exceed the period which may otherwise have constituted the balance of the term of this Lease and may grant reasonable concessions, or free rent; and TENANT shall also pay LANDLORD any deficiency between (1) all rent and additional charges hereby reserved and/or covenanted to be paid; and (2) the net amount, if any, of the rents collected on account of the leasing of the Demised Premises for each month of the period which would otherwise have constituted the balance for the term of this Lease. In computing amount, there shall be added to the deficiency such expenses as LANDLORD may incur in connection with reletting, such as for brokerage, for keeping the Demised Premises in good order, and for preparing the same for reletting. Any such amount shall be paid in monthly installments by TENANT on the rent days specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of LANDLORD to collect the deficiency for any subsequent month by a similar proceeding. LANDLORD, in its discretion, may make such alterations, repairs, replacements, and/or decorations in the Demised Premises as may be necessary for the purpose of reletting the Demised Premises; and the making of such alterations and/or decorations shall not operate or be construed to release TENANT from liability hereunder as aforesaid. Provided LANDLORD has used commercially reasonable efforts to mitigate its damages and has used commercially reasonable efforts to relet the Demised Premises, LANDLORD shall not be liable for failure to relet the Demised Premises.

In addition to the foregoing remedies described in this and preceding paragraphs, in the event TENANT shall file a voluntary petition in bankruptcy or take the benefit of any insolvency act or be dissolved or adjudicated as bankrupt, or if a receiver shall be appointed for its business or its assets and the appointment of such receiver is not vacated within sixty (60) days after such appointment, or if TENANT shall make an assignment for the benefit of its creditors, or if TENANT’s interest herein shall be sold under execution, then and forthwith thereafter LANDLORD shall have the right, at its option and without prejudice to its rights hereunder, to terminate this Lease and to re-enter and take possession of the Demised Premises and/or declare immediately due and payable all of the amounts as described above in this Article 31, which shall constitute a debt provable in bankruptcy or receivership.

32.	INJUNCTIVE RELIEF:

In the event of a breach by TENANT of any of the covenants or provisions of this Lease (subject to TENANT’s right to notice and cure), LANDLORD shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude LANDLORD from any other remedy, in law or in equity. TENANT expressly waives any and all rights of redemption granted by or under any present or future laws in the event of TENANT’s being evicted or dispossessed, or in the event of LANDLORD’s obtaining possession of the Demised Premises by reason of TENANT’s violation of the provisions of this Lease.

33.	CURE DEFAULTS:

If TENANT shall default in the performance of any provision, covenant or condition on its part to be performed under this Lease (subject to TENANT’s right to notice and cure), LANDLORD may, at its option, perform the same for the account and at the expense of TENANT. If LANDLORD at any time shall be compelled to pay or elects to pay any sum of money or do any act which requires the payment of any sum of money or do any act which requires the payment of any sum of money by reason of the failure of TENANT to comply with any provision of this Lease, or if LANDLORD incurs any commercially reasonable expense in prosecuting or defending any action or proceeding by reason of any default of TENANT under this Lease, the sums so paid by LANDLORD with costs and damages shall be due from and be paid by TENANT to LANDLORD on demand as additional rent hereunder and LANDLORD shall have the same remedy for the non-payment thereof as for the non-payment of rent as herein provided.

34.	RIGHT OF FIRST NOTICE:

TENANT and LANDLORD acknowledge that, subject to TENANT’s right to occupy a portion of the second floor, the first and second floors of the Building are vacant, and while vacant, TENANT has the first right to submit an offer to LANDLORD to lease vacant space on the second (2nd) floor of the Building. Should any of the space on the second floor be rented during the term of this Lease and then become vacant, the LANDLORD shall give written notice to the TENANT at least thirty (30) days prior to listing the vacant space for lease and TENANT shall have ten (10) days to notify LANDLORD, in writing, of its interest in leasing the vacant space. If LANDLORD and TENANT are not able to reach an agreement on the terms of a lease for the vacant space within ten (10) days after TENANT’s written notice to LANDLORD, LANDLORD shall have the right to list and/or lease the vacant space.

35.	LANDLORD REPRESENTATIONS AND WARRANTIES:

LANDLORD hereby represents and warrants the following:

a) The Building is currently secured by an electronic key card access system. On or before the Substantial Completion Date, the LANDLORD, at no cost to the TENANT, shall provide TENANT’s employees with one (1) key card per employee to the existing system or to a new key card system installed by LANDLORD at its sole cost and expense LANDLORD’s obligation to provide, without cost to TENANT, key cards to employees shall extend only to the initial group of employees and to new hires. LANDLORD intends to update the Building first floor access and security system (which costs associated with the same will not be included in Operating Expenses) and will notify TENANT when choosing an access/security vendor to provide TENANT with the opportunity to install its own independent access and security system for the Demised Premises at its own expense. For access to the Building during TENANT’s occupancy of the Durata Swing Space, LANDLORD shall provide TENANT with the access code to the key pad for access to the Building entrances.

b) The Building shall be available to the TENANT twenty-four (24) hours a day, three hundred sixty-five (365) days per year.

c) To the best of LANDLORD’s knowledge, the Building complies with all present laws, ordinances, requirements, orders, directives, rules and regulations of federal, state, county and city governments and of all other governmental authorities having or claiming jurisdiction over the Building or appurtenances or any part thereof, including, without limitation, the American’s With Disabilities Act (the “Applicable Laws”) and agrees that it shall comply with all future Applicable Laws.

d) That the execution of this Lease on behalf of LANDLORD has been duly authorized by all necessary action of the LANDLORD.

e) At the time of the Substantial Completion Date, there shall be no active leaks in the roof, windows or mechanical systems.

f) Demolition in the Demised Premises shall begin promptly upon the full execution of this Lease.

36.	ADDITIONAL USE LIMITATIONS:

TENANT hereby agrees not to : (a) overload the floor beyond the loads shown on the attached Exhibit “D” attached hereto; (b) in its use of electric current, exceed the capacity of the existing feeders to the Building or the risers or wiring installation which maximum capacity is 600 amps and TENANT may not use any electrical equipment which, in LANDLORD’s opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the Building; (c) use the leased premises in a manner that causes or in LANDLORD’s reasonable opinion would likely cause physical damage to the Building, or any part thereof; (d) use the leased premises in a manner that impairs or unreasonably interferes with any Building services or any machinery or equipment used in connection with operating and maintaining the Building or unreasonably interferes with, annoys or inconveniences LANDLORD or other tenants of the Building.

37.	INTEREST:

In every case in which TENANT is required by the terms of this Lease to pay to LANDLORD a sum of money and payment is not made within fifteen (15) days after the same shall become due, interest shall be payable on such sum or so much thereof as shall be unpaid from the date it first became due until it is paid. Such interest shall be paid at an annual rate (the “Default Interest Rate”) which shall be two (2) percentage points higher than the Prime Lending Rate (as hereinafter defined), but in no event more than the highest rate of interest which at such time shall be permitted under the laws of the State of Connecticut. The term “Prime Lending Rate” shall mean the rate announced from time to time by Citibank, N.A., its successors and assigns, at its main office in New York, New York as its prime rate; or if such bank shall not exist, the rate announced by such other commercial bank in New York City as shall be designated by LANDLORD as its prime rate.

38.	HOLDING OVER:

In the event TENANT, or any other party claiming under TENANT, retains possession of the premises after the Expiration Date or earlier termination of this Lease, such possession shall be that of a tenancy at sufferance. No tenancy or interest shall result from such possession, and such parties shall be subject to immediate eviction and removal. TENANT or any such party shall pay LANDLORD, as compensation for use and occupancy for the period of such holdover, an amount equal to One Hundred Fifty Percent (150%) of the base rent otherwise provided for herein during the time of holdover. TENANT shall also be liable for any and all damages sustained by LANDLORD as a result of such holdover. TENANT shall vacate the premises and deliver same to LANDLORD immediately upon TENANT’s receipt of notice from LANDLORD to so vacate. The rent during such holdover period shall be payable to LANDLORD on demand. No holding over by TENANT, whether with or without consent of LANDLORD, shall operate to extend the term of this Lease.

39.	BROKER:

TENANT represents that Colliers International (TENANT’s Broker) and New Haven Group, Inc. (LANDLORD’s Broker) were the procuring cause of this lease and that no other broker or agent participated in bringing it about and the LANDLORD hereby agrees to pay the commission as provided in its Listing Agreement with New Haven Group, Inc. for such service upon occupancy by TENANT of the Demised Premises pursuant to this Lease. This agreement is made by the LANDLORD in reliance on the representation by the TENANT that no other broker or agent brought the Demised Premises, Building or Property to the TENANT’S attention or was, in any way, a procuring cause of this Lease. The LANDLORD represents to the TENANT that no other broker or agent has any exclusive listing on the Demised Premises or the Building. The LANDLORD hereby agrees to indemnify and hold harmless the TENANT against any liability by reason of the claim of any other broker or agent with whom LANDLORD has had contact for a commission on account of this Lease. Said indemnity to include all costs of defending any such claims, including reasonable attorney’s fees. The provisions of this paragraph shall survive the closing.

40.	WAIVER OF JURY TRIAL:

Each of the parties hereto hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of LANDLORD and TENANT, TENANT’s use of or occupancy of the leased premises, and any other statutory remedy.

41.	NOTICE:

Any notice, statement, certificate, request or demand required or permitted to be given or delivered in this Lease, shall be in writing, sent by Fed Ex or other recognized overnight service (effective next delivery day), registered or certified mail, postage prepaid, return receipt requested (effective upon receipt or refusal to accept delivery), addressed, as the case may be, to LANDLORD or TENANT at the addresses set forth below, or to such other addresses as LANDLORD and TENANT shall designate in the manner herein provided.

Any notice to TENANT shall be sent to:

Durata Therapeutics, Inc.

89th Headquarters Plaza North

14th Floor

Morristown, New Jersey 07960

with a copy to:

Updike, Kelly & Spellacy, P.C.

100 Pearl Street, 17th Floor

Hartford, CT 06123

Attn: Robert J. Martino, Esq.

Any notice to LANDLORD shall be sent to:

T.K.J. Associates, LLC

944 Main Street

Branford, Connecticut 06405

42.	COMMERCIAL TRANSACTION:

TENANT HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS LEASE FORMS A PART IS A COMMERCIAL TRANSACTION AS DEFINED IN SECTION 52-278(a) OF THE CONNECTICUT GENERAL STATUTES AS AMENDED AND THAT THE DEMISED PREMISES ARE NOT TO BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

43. CONNECTICUT LAW: This Lease shall be construed in accordance with the laws of the State of Connecticut.

44.	LEGALLY BINDING:

The successors and assigns of the parties hereto shall be bound by the terms and conditions of this Lease.

45. This Lease may be signed and executed in counterparts.

IN WITNESS WHEREOF, the parties have caused these premises to be duly signed and executed the day and date first above written.

TENANT:

DURATA THERAPEUTICS, INC.

By:
Name:	Corey Fishman
Title:	COO

LANDLORD:

T.K.J. ASSOCIATES, LLC

By:
Name:	M. Joseph Canavan
Title:	Member

SCHEDULE “A”

Property Description

SCHEDULE A

(LEGAL DESCRIPTION)

Policy Number: 443-923707

Unit Number 2 in a condominium known as “318 and 320 East Main, Branford” situated in the Town of Branford, County of New Haven and State of Connecticut said created pursuant to a certain Declaration of 318 and 320 East Main, Branford, dated September 12, 1991 by Branford Hotel Venture and Branford Office Venture which Declaration was recorded in the Branford Land Records on November 22, 1991 in Volume 512 at Page 628, together with all rights, obligations and interests appurtenant to said Unit and all Development Rights and Special Declarant Rights created under the Declaration including a 50% undivided interest in the common elements of the said 318-320 East Main, Branford condominium and a 50% interest in the leasehold arising under the Carbone Lease as defined and described in the Declaration Notice of which is recorded in Volume 450 at Page 1084 of the Branford Land Records.

SCHEDULE “A-1”

Site Plan

Property Located At

318-320-322 East Main Street

10 Sylvia Street

Branford, Connecticut

Prepared For: Joseph Canavan

Date: 08/10/11

By: Criscuolo Engineering

CONNECTICUT TURNPIKE
(U.S. ROUTE I-95)
PROPOSED
LOT #2
PROPOSED
LOT #1
LOCATION MAP
SURVEY LEGEND
NOTES:
GRAPHIC SCALE
OWNER OF RECORD
OWNER OF RECORD
OWNER OF RECORD
ZONING STANDARDS SCHEDULE
CRISCUOLO
ENGINEERING LLC
PROPERTY LOCATED AT
EAST MAIN STREET
SYLVIA STREET
BRANFORD, CONNECTICUT
JOSEPH CANAVAN
STUDY
PLAN
1
OF
1

EXHIBIT “A”

Office Fit Out For

DURATA THERAPEUTICS

CT HEADQUARTERS — BRANFORD

Re-Issue Date August 14, 2012

By Quisenberry Arcari Architects

QUISENBERRY ARCARI
ARCHITECTS, LLC

318 Main Street, Farmington, CT 06032 www.qa-architects.com t (860) 677 - 4594 f (860) 677 - 8534

OFFICE FIT OUT FOR

DURATA THERAPEUTICS: CT HEADQUARTERS - BRANFORD

NOT FOR CONSTRUCTION

RE-ISSUE DATE: AUGUST 14, 2012

322 EAST MAIN STREET

BRANFORD, CT

COVER

G1.1	GENERAL NOTES
D1.1	DEMOLITION PLAN
A1.1	FLOOR PLAN
A4.1	WALL TYPES
A6.1	FLOOR FINISH PLAN
A7.1	REFLECTED CEILING PLAN
A9.1	FINISH PLAN
A9.2	INTERIOR ELEVATIONS

LOCATION MAP

DURATA THERAPEUTICS - BRANFOR, CT (QA#1235)

ABBREVIATIONS

GENERAL NOTES

DEMOLITION NOTES

FINISHES

ARCHITECTURAL SYMBOLS

METALS

WOOD

ELECTRICAL MOUNTING HEIGHTS

DOORS & WINDOWS

WALL NOTES

FIRE PROTECTION SYSTEM

MECHANICAL NOTES

ELECTRICAL NOTES

CEILING PLAN SYMBOLS

ACCESSIBLE FIXTURE MOUNTING HEIGHT

QUESENBERRY ARCARI ARCHITECTS, LLC
www.quarchitects.com
T (860) 677-4594
F (860) 677-8534
318 Main Street
Farmington, CT 06032

NOT FOR CONSTRUCTION

DURATA THERAPEUTICS

CONNECTICUT OFFICES FIT-OUT

322 MAIN STREET

BRANFORD, CT

Sheet Description:

Issue Dates:

JULY 6, 2012

RE: JULY 24, 2012

RE: AUG 14, 2012

Scale:

Project #: QA 1235

Drawn By:

Sheet #:

THIRD FLOOR DEMOLITION PLAN

SCALE: 3/32" = 1'-0"

1

QUISENBERRY ARCARI ARCHITECTS, LLC
www.qaarchitects.com
T (860) 677-4594
F (860) 677-8534
318 Main Street
Farmington, CT 06032

NOT FOR CONSTRUCTION

DURATA
THERAPEUTICS
CONNECTICUT OFFICES FIT-OUT
322 MAIN STREET
BRANFORD, CT

Sheet Description:
THIRD FLOOR DEMOLITION PLAN

Issue Dates:
JULY 6, 2012
RE: JULY 24, 2012
RE: AUG 14, 2012

Scale: 3/32" = 1'-0"

Project #: QA 1235

Drawn By:

Sheet #: D1.1

SYMBOLS LEGEND

3rd FLOOR PLAN

SCALE: 3/32" = 1'-0"

1

QUISENBERRY ARCARI ARCHITECTS, LLC

Farmington, CT

NOT FOR CONSTRUCTION

DURATA

THERAPEUTICS

CONNECTICUT OFFICES FIT-OUT

322 MAIN STREET

BRANFORD, CT

FLOOR PLAN

JULY 6, 2012

RE: JULY 24, 2012

RE: AUG 14, 2012

QA 1235

A1.1

WALL NOTES

1. [illegible]
2. [illegible]
3. [illegible]
4. [illegible]
5. [illegible]
6. [illegible]
7. [illegible]
8. [illegible]
9. [illegible]
10. [illegible]
11. SEE WALL TYPES FOR ADDITIONAL INFORMATION.
12. [illegible]

A1 7/8" METAL STUD FURRING
MIN. STC RATING: N/A
FIRE RATING: NONE
A2 2 1/2" METAL STUD FURRING
MIN. STC RATING: N/A
FIRE RATING: NONE
A3 3 5/8" METAL STUD FURRING
MIN. STC RATING: N/A
FIRE RATING: NONE
B 3 5/8" METAL STUD PARTITION
MIN. STC RATING: 51
FIRE RATING: NONE
D 3 5/8" METAL STUD PARTITION
MIN. STC RATING: 51
FIRE RATING: NONE
D1 3 5/8" 1 HOUR RATED METAL STUD PARTITION
MIN. STC RATING: 51
FIRE RATING: 1 HR.
D2 3 5/8" 2 HOUR RATED METAL STUD PARTITION
FIRE RATING: 2 HR.
G EXISTING V.I.F. PLUMBING CHASE
MIN. STC RATING: 47
FIRE RATING: NONE

QUISENBERRY ARCARI ARCHITECTS, LLC
www.qa-architects.com

NOT FOR CONSTRUCTION

DURATA THERAPEUTICS
CONNECTICUT OFFICES FIT-OUT
322 MAIN STREET
BRANFORD, CT

WALL TYPES

JULY 6, 2012
RE: JULY 24, 2012
RE: AUG 14, 2012
QA 1235

A4.1

3rd FLOOR FINISH PLAN

SCALE: 3/32" = 1'-0"

(1)

QUISENBERRY ARCARI ARCHITECTS, LLC

NOT FOR CONSTRUCTION

DURATA THERAPEUTICS

CONNECTICUT OFFICES FIT-OUT

322 MAIN STREET

BRANFORD, CT

FLOOR FINISH PLAN

JULY 6, 2012

RE: JULY 24, 2012

RE: AUG 14, 2012

Scale: 3/32" = 1'-0"

Project #: QA 1255

Drawn By:

Sheet #: A6.1

CEILING PLAN SYMBOLS

3rd FLOOR REFLECTED CEILING PLAN

SCALE: 3/32" = 1'-0"

1

QUISENBERRY ARCARI ARCHITECTS, LLC
www.qaarchitects.com
T (860) 677-4594
F (860) 677-4526
318 Main Street
Farmington, CT 06032

NOT FOR CONSTRUCTION

DURATA THERAPEUTICS

CONNECTICUT OFFICES FIT-OUT

322 MAIN STREET BRANFORD, CT

Sheet Description:

FLOOR PLAN

Issue Dates:
JULY 6, 2012
RE: JULY 24, 2012
RE: AUG 14, 2012

Scale: 3/32" = 1'-0"

Project #: QA 1235

Drawn By:

Sheet #: A7.1

TYPICAL OFFICES:

3rd FLOOR FINISH PLAN

SCALE: 3/16" = 1'-0"

1

QUISENBERRY ARCARI ARCHITECTS, LLC
www.qaarchitects.com
T (860) 677-4594
F (860) 677-8534
318 Main Street
Farmington, CT 06032

NOT FOR CONSTRUCTION

DURATA THERAPEUTICS

CONNECTICUT OFFICES FIT-OUT

322 MAIN STREET

BRANFORD, CT

Sheet Description:

FLOOR FINISH PLAN

Issue Dates:

JULY 6, 2012

RE: JULY 24, 2012

RE: AUG 14, 2012

Scale: 3/16" = 1'-0"

Project #:	Drawn By:
QA 1235	

Sheet #:

A9.1

TYP INTERIOR OFFICE ELEVATIONS (1)

SCALE: ¼" = 1'-0"

TYP INTERIOR OFFICE ELEVATIONS (2)

SCALE: ¼" = 1'-0"

QUISENBERRY ARCARI ARCHITECTS, LLC
www.qaarchitects.com
T (860) 677-4594
F (860) 677-8534
318 Main Street
Farmington, CT 06032

NOT FOR CONSTRUCTION

DURATA THERAPEUTICS

CONNECTICUT OFFICES FIT-OUT

322 MAIN STREET BRANFORD, CT

Sheet Description:

TYPICAL OFFICE ELEVATIONS

Issue Dates:

JULY 6, 2012

RE: JULY 24, 2012

RE: AUG 14, 2012

Scale: 1/8" = 1'-0"

Project #: QA 1235

Drawn By:

Sheet #: **A9.2**

EXHIBIT “A-1”

HYLWA, INC.

LEASE CONTROL ESTIMATE

Dated August 15, 2012

11:55 a.m.

Project:	DURATA THERAPEUTICS-Third Floor
Owner:		HYLWA, Inc.				Date:	August 15, 2012	11:55 AM
Location:	Branford, Ct
Bid Date:	August 14, 2012				(1)	REVISED
Bid Security:		LEASE CONTROL ESTIMATE				TOTAL BID#	$780,257.21	$780,257.21
Bid Bond:		17,000 SF Fitup
Addendums:	Prepared by: Chuck Terlizzi			8/16/2012 11:55			$45.90	Prepared by: Chuck Terlizzi

Division/Section	Description	Qty	Unit	Comments	Unit Cost	Labor Mat/ Sub	Comments	Div Totals

Div #2 Selective Demolition								18,550.00

02-100-S	Selective Demolition: Subcontractor	17,000	sf	Salvage Doors, Frames	3.17	52,390.00
02-100-S	Selective Demolition: Executive Suite Wood Panelling	1	ls		7,500.00	7,500.00
02-100-S	Dumpsters	17	lds		650,000	11,050.00
						—
Div #6 – Wood & Plastics						—		27,000.00
06-120-S	Reception	0	1f		0.00	—	By Tenant
06-100-M	Rough Carpentry: Material		LS			—
06-100-S	Rough Carpentry: Subcontractor		LS			—
						—
06-200-S	Finish Carpentry: Subcontractor		LS			—
06-200-M	Finish Carpentry: Material		LS			—
06-220-S	MIDwork: Counter Work Tops & Cabinets Work Room #342	1	ls		27,000.00	27,000.00
06-220-S	MIDwork: Re-Laminate or New Countertops in Rms 316 & 317	0	lf		5,500.00	—	TO Remain As Is
06-220-S	MIDwork: Subcontractor – Kitchenette Room #331	1	ls		0.00	—	Included Above
						—
Div # 8 – Doors & Windows						—		69,700.00
						—
08-110-M	Hollow Metal Frames	47	Each		250.00	11,750.00
08-210-M	Interior Maple Doors – Painted – NEW	47	Leafe		350.00	16,450.00	Handling
08-710-M	Finish Hardware	47	Set		500.00	23,500.00
						—
08-400-S	Borrowed Lights at Office Entrances	30	each		550.00	16,500.00
08-400-S	Remove Window & reinstall for Loading	1	ls		1,500.00	1,500.00
						—
						—
Div #9 – Drywall						—		131,086.25
09-280-S	Interior Partitions	1	1s		82,000.00	82,000.00	14,170
09-260-S	GWB over Glass CMU	1	1s		3,500.00	3,500.00
09-260-S	Perimeter GWB Layer over Existing Patching	0	sf		1.25	—
09-260-S	Misc. Patching Allowance	1	ls		5,000	5,000.00
09-260-S	GWB Softfits & Ceilings	689	sf		5	3,345.00
09-260-S	Install doors, frames, hardware & toilet accessories	47	Each		125.00	5,875.00
09-260-S	In-Wall Blocking	307	lf		3.00	921.00
09-510-S	Acoustical Ceilings: Subcontractor	11,071	SF	New Grid And Tiles Included To match existing	2.75	30,445.25	To Match Existing
						—
Div #9 – Flooring						—		82,185.00
09-300-S	Porcelain Tile - Flooring	654	SF	ALLOWANCE	12.00	7,848.00	Eliminated in Existing Toilet Rooms Leave Existing Tile Flooring
09-300-S	Porcelain Tile - Walls	711	SF	ALLOWANCE	10.00	7,110.00
						—
09-650-S	Resilient Flooring (VCT): Subcontractor	1,200	sf		3.00	3,600.00
09-650-S	Vinyl Plank Wood Flooring	1,287	sf	ALLOWANCE L&M = $ 4/sf	4.00	5,148.00
09-680-S	Carpet, Cpt #1 & #2	1,027	sy	ALLOWANCE L&M = $27SY	27.00	27,729.00
09-680-S	Carpet, Cpt #3	555	sy	ALLOWANCE L&M = $45/SY	45.00	24,975.00
09-680-S	Resilient Base	2,750	1f		2.10	5,775.00	ALTERNATE #2 - Lobby Carpet $2500
09-680-S	New Carpet in Main First Floor Lobby	0	sy	ALTERNATE #2 - Lobby Carpet $2500	28.00	—	NIC
						—
Div #9 – Painting						—		31,227.57
						—
09-900-S	Painting: Subcontractor	0	sf			—
09-900-S	Painting: GWB Walls	27,800	sf		0.55	15,290.00
09-900-S	Painting: Paint Window Sills	400	lf		3.00	1,200.00
09-900-S	Refinish Woodworking in Executive Suite	1	ls	ALLOWANCE	2,500.00	2,500.00
09-900-S	Painting: Doors & Frames	53	ea		77.00	4,061.00	ALTERNATE #3 - Lobby Painting Walls=$7500.00
09-900-S	Paint First Floor Main Lobby Wall, & Remove Wall Covering	0	sf	ALTERNATE #3 - Lobby Painting Walls=$7500.00	0.00	—	TBD
09-900-S	3Form Dividing Panels-SM-1	70	sf	ALLOWANCE	85.00	5,950.00
09-900-S	Soho Studio Wall Tile-MWT-1	14	sf	ALLOWANCE	22.00	308.00
09-900-S	Wallcovering-WC-1	21	sy	ALLOWANCE	44.00	942.86

Hylwa Incorporated	Page 1 of 4	8/15/2012

Project:	DURATA THERAPEUTICS-Third Floor
Owner:		HYLWA, Inc.				Date:	August 15, 2012	11:55 AM
Location:	Branford, Ct
Bid Date:	August 14, 2012				(1)	REVISED
Bid Security:		LEASE CONTROL ESTIMATE				TOTAL BID#	$780,257.21	$780,257.21
Bid Bond:		17,000 SF Fitup
Addendums:	Prepared by: Chuck Terlizzi			8/15/2012 11:55			$45.90	Prepared by: Chuck Terlizzi

Division/Section	Description	Qty	Unit	Comments	Unit Cost	Labor Mat/ Sub	Comments	Div Totals

09-900-S	Wallcovering-WC-2	13	sy	ALLOWANCE	44.00	565.71
09-900-S	Wallcovering-WC-3	9	sy	ALLOWANCE	42.00	390.00
09-900-S	Wallcovering-WC-4	0	sy	ALLOWANCE	40.00	—
09-900-S	Wallcovering-WC-6	13	sy	ALLOWANCE	47.00	594.21
						—
Div # 10 – Specialty						—		3,475.00
						—
10-522-M	Fire Exting, Cabinets & Access: Material	7	Each		175.00	1,225.00
10-522-M	Kitchen Appliances	3	Each		750.00	2,250.00
						—
Div # 12 – Furnishings						—		22,100.00
						—	ALLOWANCE
12-200-S	Window Treatment Horizontal Mini Blinds	1,677	sf	ALLOWANCE	0.00	—	BY TENANT
12-500-S	Lockers & Bench	24	lf	ALLOWANCE	0.00	—	BY TENANT
12-500-5	Shower Curtains	2	each	ALLOWANCE	0.00	—	BY TENANT
12-800-5	Folding Partitions – Manually Operated	52	lf	ALLOWANCE	425	22,100.00	See Allowances below
						—
						—
Div # 15 – Mechanical						—		99,893.70
						—
15-300-S	Fire Protection-Subcontractor	13,110	sf		1.67	21,890.70
						—
15-400-S	Plumbing: Subcontractor	1	ls		7,000.00	7,000.00
15-400-S	Plumbing: at New Locker Rooms	4	Fixtures		2,500.00	10,000.00
15-400-S	Plumbing: New Water Cooler	1	each		0.00	—	By Landlord
						—	REUSE ALL EXISTING EQUIPMENT
15-500-S	HVAC: Subcontractor-	1	ls	REUSE ALL EXISTING EQUIPMENT	61,000.00	61,000.00	5-New VAV,s
						—
Div # 16 – Electrical						—
						—	Reuse Existing Light Fixtures	60,400.00
16-100-S	Electrical: Subcontractor	1	ls	Reuse Existing Light Fixtures To Match Existing	55,000.00	55,000.00	Reuse Existing Light Fixtures & Rebulb Existing Fixtures
16-100-S	Electrical: Subcontractor – Pendant Fixture Allowance	16	each	ALLOWANCE	300.00	5,400.00
						—
Allowances						—
						—

	Total Labor & Material/Sub					598,601.74		545,617.52

	Subtotal					598,601.74		545,617.52

01-035-O	MEP Engineering Design	0	LS			—		Design Build
	Structural Engineering Design	0	LS			—
	Civil Engineering Design	0	LS			—		—

01-036-O	Architectural Design	1	LS		0	20,930.00		—
01-037-O	Geotechnical Engineering	0	LS		0	—		—

	Hylwa’s Contingency -3%	0	LS			17,968.05		—

01-015-O	Building Permit (Initial Fee) $10.00/First $1000	1.00	LS		10.00	—
	Building Permit (Fee) $10.00/$1000	1.00	1,000		18.00	10,774.83
	CO Fee	1.00	LS		10.00	—

	Total Labor, Material & Permit					657,264.71

	General Conditions					53,900.00

	Subtotal					711,184.71

	OH & P (Fee)					58,313.51

	Sub Total:					769,480.21

	Bond Costs (Payments & Performance)	0.0%		Not Included		—

	Builders Risk Insurance	0.0%		Not Included		—

Hylwa Incorporated	Page 2 of 4	8/15/2012

Project:	DURATA THERAPEUTICS-Third Floor
Owner:		HYLWA, Inc.				Date:	August 15, 2012	11:55 AM
Location:	Branford, Ct
Bid Date:	August 14, 2012				(1)	REVISED
Bid Security:		LEASE CONTROL ESTIMATE				TOTAL BID#	$780,257.21	$780,257.21
Bid Bond:		17,000 SF Fitup
Addendums:	Prepared by: Chuck Terlizzi			8/15/2012 11:55			$45.90	Prepared by: Chuck Terlizzi

Division/Section	Description	Qty	Unit	Comments	Unit Cost	Labor Mat/ Sub	Comments	Div Totals

	Renovation Sales Tax on (Fee, Gc’s, Design Fees, Contingency)	6.4%	%			10,777.00

	Grand Total:					$780,257.21

BUDGET CLARIFICATIONS:

Hylwa’s Budget was based on Revised Drawings by Quisenberry, Arcari Architects LLC dated 8/14/2012 with the following Clarifications and Exceptions.

The following document was given to us, which represent what are budget is based on:

The following list of specifications is representative of the general design intent for the finishes that will be utilized in the tenant space built by Landlord for Durata Therapeutics.

Sheetrock

• 5/8 Nation Gypsum Wall board – No sound batting included.

• Steel studs/ track and studs – Clark Detrick brand

Acoustic Ceiling Tile Systems:

• Manufacturer: Armstrong – grid and pads

Product grid-Armstrong 15/16 white grid – Pad; Armstrong 2x4 non directional Cortega #769
Finish: White

Doors & Office Fronts
Metal frames = All new Hollow Metal Frames with Sidelights as shown on drawings

• All New 1 1/4 prefinished Maple Plain Sliced doors.

Hardware-All Hardware shall be new

• Schlage – Hinges

• Cylindrical Lever Locksets equal to Schlage Commercial grade

Resilient Flooring (at pantry, mall / copy room and storage rooms):

• At present no VCT is allocated, however can install were required.

• Brands that we use are Tarkett or Armstrong

Carpet: See Finish Schedule on Drawing A9.1 Finishes
	Direct Glue Down Carpet Throughout
Wall Base:

• Vinyl Base – By Mannington

Plastic Laminate at Kitchen, all countertops and cabinets with Melamine Interiors, standard pulls and hardware.
We use Formica brand or Willsonart brand where applicable.
Paint

Walls to receive one coat of Sherwin Williams primer/sealer
Walls to receive two coats of Sherwin Williams. Super paint – Flat. Color to tenant specifications.
Wallcoverings as indicated on A9.1 Finishes Drawing dated 8/9/2012

Light Fixtures to match existing 2x4 Recessed with Parabolic lenses and reuse existing

Folding Partitions: Manual Folding Hufcor Partition with STC 48 and standard fabric.

HVAC Scope: supply new 2x2 standard supply diffusers off existing VAV’s for new offices and five (5) new VAV’s for lounge, gym, training rooms, & lunch room including hot water piping and ductwork. Supply stamped drawings, reuse & check existing controls and advise if repairs are required. Supply control wiring equipment.

Repair/Replacement of existing HVAC equipment.
Exclusions: Server room AC, additional HVAC equipment

Exclusions:

Power, data and supplemental HVAC provisions for server room.
Data and CATV cabling.
Phone systems.
Security systems.

Hylwa Incorporated	Page 3 of 4	8/15/2012

Project:	DURATA THERAPEUTICS-Third Floor
Owner:		HYLWA, Inc.				Date:	August 15, 2012	11:55 AM
Location:	Branford, Ct
Bid Date:	August 14, 2012				(1)	REVISED
Bid Security:		LEASE CONTROL ESTIMATE				TOTAL BID#	$780,257.21	$780,257.21
Bid Bond:		17,000 SF Fitup
Addendums:	Prepared by: Chuck Terlizzi			8/16/2012 11:55			$45.90	Prepared by: Chuck Terlizzi

Division/Section	Description	Qty	Unit	Comments	Unit Cost	Labor Mat/ Sub	Comments	Div Totals

Installation of any tenant furnished equipment, furnishings, workstations or systems.
Hazmat Removals
ANYWORK IN EXISTING SPACES OR FLOORS on any other Floors
Payment & Performance Bond
Utility Company Charges (ie: Gas, Electric, No Water, Telephone, CATV, Sanitary)
Furnishings, Fixtures, and Equipment
Center of Tile Sprinkler Heads
Server Room HVAC and Additional HVAC Equipment
Work In Existing Toilet Rooms
Linear Diffusers
Dry Sprinkler Systems
Refinishes of Existing Hardwood Floors in Executive Suite
Dry Any Work in the Existing Toilet Rooms
Dry Water Cooler (By Landlord)

Note #01: The Landlord reserves the right to substitute any of the above referenced finishes with an equivalent finish prior to final tenant selection.

Note #02: Space plan is for general design intent. Final location of equipment and fixtures may require adjustment based on field conditions.

The following allowance are included in our budget:

1. Millwork-$27,000 Rooms Work #342, Kitchen #331)

2. Carpet #1-$27/sy Furnish & Installed

3. Carpet #2-$25/sy Furnished & Installed

4. Carpet #3-$45/sy Furnished & Installed

5. Porcelain Tile & Bose- $9/sf Furnished & Installed

6. Vinyl Plank Wood Flooring-$4/sf Furnished & Installed

7. Moveable Partitions-$22,100 for two 25 ft long

8. Wallcovering 1-$30/yard Furnished & Installed

9. Wallcovering 2-$30/yard Furnished & Installed

10. Wallcovering 3-$26/yard Furnished & Installed

11. Wallcovering 4-$34/yard Furnished & Installed

12. Wallcovering 5-$28/yard Furnished & Installed

13. Wallcovering 6-$34/yard Furnished & Installed

14. 3 Form Panels SM-1-$85/sf Furnished & Installed

15. Soho Studio Wall Tile-MWT-1-$17/sf Furnished & Installed

16. Kitchen Appliances-$2,317

Hylwa Incorporated	Page 4 of 4	8/15/2012

EXHIBIT “B”

DURATA SWING SPACE

Exhibit B

Exhibit C

RULES AND REGULATIONS

Tenant covenants and agrees with the Landlord to obey the following Rules and Regulations:

(1) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the leased premises.

(2) No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the premises, without the prior written consent of the Landlord.

(3) No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant, on any part of the outside of the leased premises or Building without the prior written consent of the Landlord. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord. Landlord shall, however, permit Tenant to affix an unobtrusive plaque with Tenant’s corporate name on the front of the hallway door leading to premises. Such permission shall not be unreasonably denied.

(4) The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building, shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

(5) No showcases or other articles shall be affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

(6) The water, wash closets and plumbing fixtures shall not be used for any purposes other than those for which constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of fixtures shall be borne by Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

(7) No Tenant shall make, paint, drill into or in any way deface any part of the leased premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum, or any other similar floor covering, so that the same shall come in direct contact with the floor of the leased premises; if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

Exhibit C

(8) No bicycles, vehicles or animals of any kind shall be regularly brought into, or kept in or about the leased premises, and no cooking for consumption purposes, except by microwave oven, shall be done or permitted by any Tenant on said leased premises. No Tenant shall cause or permit any objectionable odors to be produced upon the leased premises.

(9) No Tenant shall make or permit to be made, any disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing or in any other way. No Tenant shall throw anything out of the doors, windows or skylights or down the passageways.

(10) No Tenant nor any of Tenant’s servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the leased premises, any flammable, combustible or explosive fluid, chemical or substance, except that small quantities of alcohol and other normal laboratory reagents maybe stored and used on the premises provided that such storage and usage is in accordance with all applicable federal, state and local statutes and regulations.

(11) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant other than one locked storage room for confidential files, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys to stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost thereof.

(12) All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place during the hours which the Landlord or its Agent may determine from time to time. The Landlord reserves the right to inspect all freight to be brought into the Building, all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

(13) The Premises shall not be used for a lodging or sleeping or for any immoral or illegal purpose.

(14) The requirements of Tenants will be attended to only upon application at the office of the Building. Employees of the Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Landlord.

Exhibit C

(15) Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

(16) There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with soft tires and side guards.

(17) Tenant and Tenant’s employees shall park their cars only in those portions of the parking area(s) designated for employee parking by Landlord. Tenant shall furnish Landlord the State automobile license numbers assigned to Tenant’s car or cars and the cars of Tenant’s employees within five (5) days after taking possession of the leased premises and shall thereafter notify Landlord of any changes within five (5) days after such changes occur; in the event this regulation shall not be complied with, Landlord in addition to any other rights and remedies it may have, is hereby authorized to have any violating vehicles towed away at Tenant’s expense and Tenant agrees to indemnify Landlord from any claims arising from such towing.

(18) ~~Tenant shall use at Tenant’s costs such pest exterminator contractor as Landlord may direct and at such intervals as Landlord may require.~~ DELETED

(19) Tenant shall not operate any coin or token operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages, or services, including but not limited to, pay telephones, pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, foods, chewing gum, candy, cigarettes or other commodities without the prior written consent of the Landlord.

(20) Tenant will comply with all applicable federal, state and local statutes, regulations and guidelines regarding the safe and proper handling, storage and disposal of all materials used on or within the leased premises. All biological materials used by Tenant in its research are to be non-hazardous and non-toxic and present no danger to the Tenant, the leased premises, or other Building occupants. All of Tenant’s operations will be conducted with the utmost care and safety in mind.

(21) All areas within the Building are “smoke-free” spaces and Tenant and its agents, employees, licensees and visitors shall not be permitted to smoke cigarettes, cigars, pipes or the like within the Building. Tenant agrees to enforce such prohibition and to comply with any other rules pertaining to same as may in the future be required by Landlord.

Exhibit D

LOAD SCHEDULE (lbs/SQ FT.)

ITEM	ROOF		OFFICE	STAIRS CORRIDORS	MECHICAL (FIRST FLOOR)
RFG & INS	14		—	—	—
ROOF DECK	2		—	—	—
SLAB	—		35	35	—
JOISTS	2		3	3	—
STEEL	4		5	5	—
PARTITION	—		20	*	—
CEILING	5		—	5	—

D.L.	27		68	48	—
L.L.	40	**	50	100	150

T.L.	67		118	148	150

NOTES:	1.	* INDICATES THAT WALL LOADING SHALL BE ADDED WHERE THEY OCCUR.
	2.	** SNOW ACCUMULATION AS REQUIRED BY CODE SHALL BE APPLIED AT PARAPETS, MECHANICAL EQUIPMENT, ETC.
	3.	STRUCTURE DESIGN FOR REQUIRED WIND AND ZONE II EARTHQUAKE FORCED AS PER CODE